EXHIBIT 10.1

OCTOBER 2007 AMENDMENT AND AGREEMENT TO 2005 SUBORDINATED NOTES

OCTOBER 2007 AMENDMENT AND AGREEMENT

AS TO 2005 SUBORDINATED NOTES

THIS OCTOBER 2007 AMENDMENT AND AGREEMENT AS TO 2005 SUBORDINATED NOTES (this “Agreement”) is made as of October 31, 2007, among Galaxy Energy Corporation, a Colorado corporation (“Galaxy” or the “Company”), Bank Sal. Oppenheim jr. & Cie., Clarion Finanz AG, Capriccio Investments Inc., Desmodio Management Inc., Centrum Bank AG, Finter Bank Zurich, Julius Baer Fund Trading, Vanguard Capital Limited, Rahn & Bodmer and Bost & Co. (collectively, the “Buyers”).

W I T N E S S E T H:

WHEREAS, the Company and the Buyers entered into that certain Securities Purchase Agreement (the “2005 Subordinated Note Purchase Agreement”), dated as of March 1, 2005, pursuant to which the Company issued to the Buyers, among other things, senior subordinated convertible notes (as amended by that certain Waiver and First Amendment to March 2005 Notes and Warrants, dated as of May 31, 2005, and in effect as of the date thereof, without amendment or modification thereafter, the “2005 Subordinated Notes”) and warrants (the “2005 Warrants”), dated March 1, 2005 to purchase an aggregate of 1,637,235 shares (the “WarrantShares”) (subject to adjustment as provided therein) of the Common Stock of the Company and, in connection therewith, entered into that certain Subordination Agreement, dated as of May 31, 2005, with the Subsidiaries, the Buyers, holders of secured notes issued in  2004 (the “2004Noteholders”) and an agent for the 2004 Noteholders (the “2005 Subordination Agreement”); and

WHEREAS, the 2005 Subordinated Notes had a stated maturity date of April 30, 2007; and

WHEREAS, Galaxy and the Buyers entered into the April 2007 Waiver, Amendment and Agreement as to 2005 Subordinated Notes which, among other things, provided for the extension of the maturity date of the 2005 Subordinated Notes to October 31, 2007; and

WHEREAS, Galaxy requires an extension of the maturity date of the 2005 Subordinated Notes; and

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.           Extension of Maturity Date and Confirmation of Subordination.

a.  Each of the Buyers, severally and not jointly, hereby agrees with the Company that the first sentence of Section 2(a)(xvi) of each of the Notes held by such Buyer is hereby amended and restated in its entirety as follows:

“(xvi)     “Maturity Date” means the earliest of (A) February 29, 2008, and (B) such date as all amounts due under this Note have been fully paid.”

b.           Each of the Buyers, severally and not jointly, hereby agrees and confirms that the 2005 Subordinated Notes continue to be subordinate pursuant to the terms of the 2005 Subordination Agreement.

2.  Representations and Warranties of the Company.  The Company represents and warrants to each of the Buyers that the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes (as amended hereby), and the Warrants.  The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of the Company, and no further consent or authorization is required of any of the Company or its Board of Directors or shareholders (under applicable law, the rules and regulations of the Principal Market (as defined in the Notes) or otherwise.  This Agreement has been duly executed and delivered by the Company, and each of this Agreement, the Notes (as amended hereby), and the Warrants constitutes a valid and binding obligation of each of the Company enforceable against the Company in accordance with its terms.

3.           Representation and Warranties of Each of the Buyers.  Each of the Buyers, jointly and not severally, represents and warrants to the Company that with respect to such Buyer, it is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms.

4.  Independent Nature of the Buyers.  The obligations of each of the Buyers hereunder are several and not joint with the obligations of the other Buyers.  Each of the Buyers shall be responsible only for its own agreements and covenants hereunder and under the other documents executed in connection with the 2005 Subordinated Notes (the “Transaction Documents”).  The decision of each of the Buyers to enter into this Agreement has been made by each such party independently of any of the other Buyers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any of the other Buyers or by any agent or employee of any of the other Buyers, and none of the Buyers nor any of their respective agents or employees shall have any liability to any of the other Buyers (or any other Person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any of the other Transaction Documents, and no action taken by any of the Buyers pursuant hereto or thereto, shall be deemed to constitute any of the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any of the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby or thereby.  Each of the Buyers shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the other Transaction Documents (in each case as amended hereby), and it shall

2

not be necessary for any of the other Buyers to be joined as an additional party in any proceeding for such purpose.

5.  Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

6.  Further Assurances.  The Company hereby agrees from time to time, as and when requested by any Buyer, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as such Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the other Transaction Documents.

7.  Rules of Construction.  All words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and the use of the word “including” in this Agreement shall be by way of example rather than limitation.

8.  Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Denver, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed)

3

with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

10.  Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

11.  No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.  Merger.  This Agreement and the other Transaction Documents, as amended hereby, represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.

 [Remainder of page intentionally left blank; Signature page follows]

4

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

COMPANY: GALAXY ENERGY CORPORATION
By: __________________________ Name: __________________________ Title: __________________________

BUYERS: BANK SAL. OPPENHEIM JR. & CIE.
By: __________________________ Name: __________________________ Title: __________________________

CLARION FINANZ AG
By: __________________________ Name: __________________________ Title: __________________________

CAPPRICCIO INVESTMENTS INC.
By: __________________________ Name: __________________________ Title: __________________________

DESMODIO MANAGEMENT INC.
By: __________________________ Name: __________________________ Title: __________________________

CENTRUM BANK AG
By: __________________________ Name: __________________________ Title: __________________________

FINTER BANK ZURICH
By: __________________________ Name: __________________________ Title: __________________________

JULIUS BAER FUND TRADING
By: __________________________ Name: __________________________ Title: __________________________

VANGUARD CAPITAL LIMITED
By: __________________________ Name: __________________________ Title: __________________________

RAHN & BODMER
By: __________________________ Name: __________________________ Title: __________________________

BOST & CO.
By: __________________________ Name: __________________________ Title: __________________________